UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 22, 2004
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                               Guidant Corporation
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             (Exact name of registrant as specified in its charter)



           Indiana                        001-13388             35-1931722
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)



           111 Monument Circle, Suite 2900
                Indianapolis, Indiana                           46204
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      (Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code            (317) 971-2000
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished pursuant to Item 12:

Exhibit 99:  Press Release of Guidant Corporation dated July 22, 2004



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On July 22, 2004, Guidant Corporation issued a press release announcing results for the quarter ended June 30, 2004. A copy of the press release is furnished with this report as Exhibit 99.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             GUIDANT CORPORATION


                             /s/ Peter J. Mariani
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Date:  July 22, 2004         By Peter J. Mariani
                                   Vice President, Corporate Controller and
                                   Chief Accounting Officer


























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                                  EXHIBIT INDEX

Exhibit 99________Press Release of Guidant Corporation dated July 22, 2004




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